Exhibit 99.1

First Trust Building Minneapolis, Minnesota Statements of Revenues and Certain Expenses Year Ended December 31, 2013 and Six Months Ended June 30, 2014 (unaudited)

First Trust Building

Statements of Revenues and Certain Expenses

Year Ended December 31, 2013 and Six Months Ended June 30, 2014 (unaudited)

Table of Contents

Independent Auditor’s Report	1

Financial Statements
Statements of Revenues and Certain Expenses	3
Notes to Statements of Revenues and Certain Expenses	4

Independent Auditor’s Report

Board of Directors and Stockholders

Talon Real Estate Holding Corp.

Minneapolis, Minnesota

Report on the Statement of Revenues and Certain Expenses

We have audited the accompanying statement of revenues and certain expenses of First Trust Building (the “Property”) for the year ended December 31, 2013, and the accompanying notes thereto.

Management’s Responsibility for the Statement of Revenues and Certain Expenses

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses (as described in Note 1) of the Property for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 1 to the statement of revenues and certain expenses, which describes that the accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the inclusion in the current report on Form 8-K/A of Talon Real Estate Holding Corp (the “Company”) and is not intended to be a complete presentation of the Property revenues and expenses.  Our opinion is not modified with respect to this matter.

Wipfli LLP

/s/ Wipfli LLP

September 15, 2014

St. Paul, Minnesota

First Trust Building

Statements of Revenues and Certain Expenses

Year Ended December 31, 2013 and Six Months Ended June 30, 2014 (unaudited)

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
	(unaudited)
Revenues:
Minimum rent	$2,547,479	$5,095,466
Tenant reimbursements	1,439,787	3,063,552
Other	77,579	151,928

Total revenues	$4,064,845	$8,310,946

Certain expenses:
Property operating expenses	2,611,209	4,937,887
Real estate taxes and insurance	583,612	1,088,061

Total certain expenses	$3,194,821	$6,025,948

Revenues in excess of certain expenses	$870,024	$2,284,998

See accompanying Notes

First Trust Building

Notes to Statements of Revenues and Certain Expenses

Note 1

Organization and Basis of Presentation

On July 2, 2014, Talon Real Estate Holding Corp (the “Company”) acquired sole ownership of the First Trust Building (the “Property”).  The accompanying statements of revenues and certain expenses include the operations of the Property, which consists of a commercial building office complex located in St. Paul, Minnesota.

The accompanying statements of revenues and certain expenses include the operations of The First Trust Center building and other certain assets located at 180 5th Street East, St. Paul, Minnesota (the “Property”), a commercial building.  The accompanying statements of revenues and certain expenses relate to the Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended.  The statements are not intended to be a complete presentation of the revenues and expenses of the Property.  Accordingly, the statements are not representative of the actual operations for the periods presented as certain revenues and expenses not expected to be incurred in the future operations of the Property, have been excluded.  Such items include depreciation, amortization, certain property administrative expenses, management fees, interest expenses, and interest income.

Note 2

Summary of Significant Accounting Policies

Revenue Recognition

The Property recognizes rental from tenants on the straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred.  The reimbursement is recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.

Lease Incentive Recognition

Incentives provided by the Property are recognized over the life of each lease, respectively, on the straight-line basis, offsetting rental income.

Tenant improvements where the Property bears the cost and controls the improvement process are capitalized.  Tenant improvements where the Property reimburses the tenant for a specified maximum cost per square foot are treated as lease incentives.

Use of Estimates

Management has made certain estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses to present the statements of revenues and certain expenses in conformity with United States generally accepted accounting principles.  Actual results could differ from those estimates.

Unaudited Interim Statement

The statement of revenues and certain expenses for the six months ended June 30, 2014, is unaudited.  In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period.  All such adjustments are of normal recurring nature.

First Trust Building

Notes to Statements of Revenues and Certain Expenses

Note 3

Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Property, with expiration dates ranging from 2014 to 2020.  The minimum future cash rents receivable under noncancelable operating leases in each of the next six years are as follows:

2014 (Six months ended December 31, 2014)	$3,002,192
2015	4,227,196
2016	2,340,827
2017	2,366,142
2018	2,203,242
2019	2,100,134
Thereafter	722,124
$16,961,857

Note 4

Commitments and Contingencies

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business.  These matters are generally covered by insurance.  Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Property’s results of operations.

Note 5

Concentrations

Four tenants accounted for approximately 79.5% and 80.1% of revenue for the six months ended June 30, 2014 and year ended December 31, 2013, respectively.

Note 6

Subsequent Events

The Property evaluated subsequent events through September 15, 2014, the date of the financial statements were available to be issued.